Vote Summary Report
Jul 01, 2003 - Jun 30, 2004

PACIFIC SELECT FUND - MULTI-STRATEGY PORTFOLIO



Mtg
Date/type
Company
Security
Record Date
Shares Voted

Ballot Item Number
Issues
Mgmt Rec
Vote
Record

Date/Type

Security
Rec
Cast
Prpnent


04/30/04 - A
Aetna Inc. *AET*
00817Y108
02/27/04
48,100

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Provide for Cumulative Voting
Against
Against

ShrHoldr

4
Limit Executive Compensation
Against
Abstain

ShrHoldr


04/29/04 - A
Altria Group, Inc. *MO*
02209S103
03/08/04
153,000

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Elizabeth E. Bailey ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Mathis Cabiallavetta ---
Withhold





1.3
Elect Director Louis C. Camilleri ---
Withhold





1.4
Elect Director J. Dudley Fishburn ---
Withhold





1.5
Elect Director Robert E. R. Huntley ---
Withhold





1.6
Elect Director Thomas W. Jones ---
Withhold





1.7
Elect Director Lucio A. Noto --- Withhold





1.8
Elect Director John S. Reed ---
Withhold





1.9
Elect Director Carlos Slim Helu ---
Withhold





1.10
Elect Director Stephen M. Wolf ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Report on Product Warnings for
Pregnant Women
Against
Abstain

ShrHoldr

4
Report on Health Risks Associated with
Cigarette Filters
Against
Abstain

ShrHoldr

5
Political Contributions/Activities
Against
Abstain

ShrHoldr

6
Cease Use of Light and Ultra Light in
Cigarette Marketing
Against
Abstain

ShrHoldr

7
Place Canadian Style Warnings on
Cigarette Packaging
Against
Abstain

ShrHoldr

8
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


09/18/03 - A
AMC Entertainment, Inc.
*AEN*
001669100
08/11/03
168,000

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Peter C. Brown ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Charles J. Egan, Jr. ---
Withhold





1.3
Elect Director Charles S. Sosland ---
Withhold





1.4
Elect Director Paul E. Vardeman ---
Withhold





1.5
Elect Director Michael N. Garin ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt


03/09/04 - A
Analog Devices, Inc. *ADI*
032654105
01/16/04
47,000

1
Elect Directors
For
For

Mgmt

2
Increase Authorized Common Stock
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


05/19/04 - A
AT&T Corp. *T*
001957505
03/25/04
63,500

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Directors William F. Aldinger ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Directors Kenneth T. Derr ---
Withhold





1.3
Elect Directors David W. Dorman ---
Withhold





1.4
Elect Directors M. Kathryn Eickhoff ---
Withhold





1.5
Elect Directors Herbet L. Henkel ---
Withhold





1.6
Elect Directors Frank C. Herringer ---
Withhold





1.7
Elect Directors Shirley Ann Jackson ---
Withhold





1.8
Elect Directors Jon C. Madonna ---
Withhold





1.9
Elect Directors Donald F. McHenry ---
Withhold





1.10
Elect Directors Tony L. White ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt

4
Establish Term Limits for Directors
Against
Against

ShrHoldr

5
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.


6
Separate Chairman and CEO Positions
Against
Against

ShrHoldr

7
Report on Executive Compensation
Against
Abstain

ShrHoldr


05/26/04 - A
Bank of America Corp.
*BAC*
060505104
04/07/04
91,846

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Change Date of Annual Meeting
Against
Against

ShrHoldr

4
Adopt Nomination Procedures for the
Board
Against
Against

ShrHoldr

5
Charitable Contributions
Against
Against

ShrHoldr

6
Establish Independent Committee to
Review Mutual Fund Policy
Against
Against

ShrHoldr

7
Adopt Standards Regarding Privacy
and Information Security
Against
Against

ShrHoldr


04/01/04 - A
Beckman Coulter, Inc. *BEC*
075811109
02/02/04
69,100

1
Elect Directors
For
Split

Mgmt

1.1
Elect Director Ronald W. Dollens ---
Withhold





We recommend a vote FOR the directors with the exception of independent outsider Ronald W.
Dollens. We recommend that shareholders
WITHHOLD votes from Ronald W. Dollens for poor attendance.


1.2
Elect Director Charles A. Haggerty ---
For





1.3
Elect Director William N. Kelley, M.D. ---
For





2
Approve Omnibus Stock Plan
For
For

Mgmt


04/15/04 - A
Boise Cascade Corp. *BCC*
097383103
02/23/04
55,715

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Claire S. Farley ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Rakesh Gangwal ---
Withhold





1.3
Elect Director Gary G. Michael ---
Withhold





1.4
Elect Director A. William Reynolds ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


05/12/04 - A
Bowater Inc. *BOW*
102183100
03/15/04
37,800

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Arnold M. Nemirow ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Arthur R. Sawchuk ---
Withhold





1.3
Elect Director Gordon D. Giffin ---
Withhold





1.4
Elect Director Douglas A. Pertz ---
Withhold






04/15/04 - A
BP PLC (Form. Bp Amoco
Plc )
055622104
02/23/04
56,000


Meeting for Holders of ADRs





1
Elect Directors
For
For

Mgmt

2
TO ELECT MR A BURGMANS AS A
DIRECTOR
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt

4
TO AMEND THE ARTICLES OF
ASSOCIATION OF THE COMPANY
For
For

Mgmt

5
TO GIVE AUTHORITY TO ALLOT
SHARES UP TO A SPECIFIED
AMOUNT
For
For

Mgmt

6
SPECIAL RESOLUTION: TO GIVE
AUTHORITY TO ALLOT A LIMITED
NUMBER OF SHARES FOR CASH
WITHOUT MAKING AN OFFER TO
SHAREHOLDERS
For
For

Mgmt

7
SPECIAL RESOLUTION: TO GIVE
LIMITED AUTHORITY FOR THE
PURCHASE OF ITS OWN SHARES
BY THE COMPANY
For
For

Mgmt

8
TO AUTHORISE THE USE OF
TREASURY SHARES FOR
EMPLOYEE SHARE SCHEMES
For
For

Mgmt

9
TO APPROVE THE DIRECTORS
REMUNERATION REPORT
For
For

Mgmt

10
TO DETERMINE THE LIMIT FOR THE
AGGREGATE REMUNERATION OF
THE NON-EXECUTIVE DIRECTORS
For
For

Mgmt

11
TO RECEIVE THE DIRECTORS
ANNUAL REPORT AND THE
ACCOUNTS
For
For

Mgmt

12
SPECIAL SHAREHOLDER
RESOLUTION: TO INSTRUCT THE
COMPANY TO PREPARE A REPORT
MAKING CERTAIN DISCLOSURES
ON MATTERS OF CONTROL AND
RISK IN PROTECTED AND
SENSITIVE AREAS
Against
Against

ShrHoldr


11/13/03 - A
Brinker International, Inc.
*EAT*
109641100
09/15/03
83,900

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt


Shareholder Proposal





3
Report on the Impact of Genetically
Engineered Products
Against
Abstain

ShrHoldr


04/21/04 - A
Burlington Northern Santa
Fe Corp. *BNI*
12189T104
02/27/04
47,300

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Alan L. Boeckmann ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Vilma S. Martinez ---
Withhold





1.3
Elect Director Marc F. Racicot ---
Withhold





1.4
Elect Director Roy S. Roberts ---
Withhold





1.5
Elect Director Matthew K. Rose ---
Withhold





1.6
Elect Director Marc J. Shapiro ---
Withhold





1.7
Elect Director J.C. Watts, Jr. ---
Withhold





1.8
Elect Director Robert H. West ---
Withhold





1.9
Elect Director J. Steven Whisler ---
Withhold





1.10
Elect Director Edward E. Whitacre, Jr. --
- Withhold





1.11
Elect Director Michael B. Yanney ---
Withhold





2
Amend Omnibus Stock Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


04/22/04 - A
Canadian National Railway
Co. *CNR.*
136375102
03/15/04
37,200

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt


04/20/04 - A
Cendant Corporation *CD*
151313103
02/23/04
548,400

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director The Right Honourable
Brian Mulroney --- Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Ronald L. Nelson ---
Withhold





1.3
Elect Director Robert W. Pittman ---
Withhold





1.4
Elect Director Myra J. Biblowit ---
Withhold





1.5
Elect Director Sheli Z. Rosenberg ---
Withhold





2
Declassify the Board of Directors
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


Shareholder Proposals





4
Separate Chairman and CEO Positions
Against
Against

ShrHoldr

5
Limit Executive Compensation
Against
Against

ShrHoldr


04/29/04 - A
ChoicePoint Inc. *CPS*
170388102
03/10/04
77,700

1
Elect Directors
For
For

Mgmt

2
Approve Deferred Compensation Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


05/12/04 - A
CIT GROUP INC *CIT*
125581108
03/26/04
80,900

1
Elect Directors
For
For

Mgmt

1.1
Elect Director Albert R. Gamper, Jr. ---
For





1.2
Elect Director Gary C. Butler --- For





1.3
Elect Director William A. Farlinger ---
For





1.4
Elect Director William M. Freeman ---
For





1.5
Elect Director Hon. Thomas H. Kean ---
For





1.6
Elect Director Edward J. Kelly, III --- For





1.7
Elect Director Marianne Miller Parrs ---
For





1.8
Elect Director Jeffrey M. Peek --- For





1.9
Elect Director John R. Ryan --- For





1.10
Elect Director Peter J. Tobin --- For





1.11
Elect Director Lois M. Van Deusen ---
For





2
Ratify Auditors
For
For

Mgmt

3
Other Business
For
Against

Mgmt

As we cannot know the content of these issues, we do not recommend that shareholders approve this request.



04/20/04 - A
Citigroup Inc. *C*
172967101
02/27/04
111,900

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Limit Executive Compensation
Against
Against

ShrHoldr

4
Report on Political
Contributions/Activities
Against
Against

ShrHoldr

5
Prohibit Awards to Executives
Against
Against

ShrHoldr

6
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


07/15/03 - A
* Constellation Brands, Inc.
*STZ.B*
21036P108
05/20/03
95,600

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt


10/03/03 - S
Coors (Adolph) Company
*RKY*
217016104
08/25/03
26,300

1
Change State of Incorporation from
Colorado to Delaware
For
For

Mgmt

2
Adjourn Meeting
For
For

Mgmt


05/28/04 - A
CSG Systems International,
Inc. *CSGS*
126349109
03/30/04
128,700

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Janice I. Obuchowski ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


2
Amend Employee Stock Purchase Plan
For
For

Mgmt


05/18/04 - A
Developers Diversified
Realty Corp. *DDR*
251591103
03/22/04
48,400

1
Elect Directors
For
For

Mgmt

2
Amend Shareholder Rights Plan
(Poison Pill)
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt

4
Ratify Auditors
For
For

Mgmt


04/14/04 - A
Equitable Resources, Inc.
*EQT*
294549100
02/17/04
48,300

1
Elect Directors
For
For

Mgmt

2
Amend Omnibus Stock Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


03/17/04 - S
FleetBoston Financial Corp.
339030108
01/26/04
165,400

1
Approve Merger Agreement
For
For

Mgmt

2
Adjourn Meeting
For
For

Mgmt


09/30/03 - A
Flextronics International Ltd.
*FLEX*
Y2573F102
None
425,800

1
Reelect Richard Sharp as Director
For
For

Mgmt

2a
Reelect James Davidson as Director
For
For

Mgmt

2b
Reelect Lip-Bu Tan as Director
For
For

Mgmt

3
Reelect Patrick Foley as Director
For
For

Mgmt

4
Reappoint Deloitte & Touche as
Auditors and Authorize Board to Fix
Their Remuneration
For
For

Mgmt

5
Amend 1997 Employee Share
Purchase Plan
For
For

Mgmt

6
Approve Issuance of Shares without
Preemptive Rights
For
For

Mgmt

7
Approve Nonexecutive Directors' Fees
For
For

Mgmt

8
Authorize Share Repurchase Program
For
For

Mgmt


10/03/03 -
WC
General Motors Corp. *GM*
370442832
08/01/03
324,300

1
Amend Articles
For
For

Mgmt

2
Amend Articles
For
For

Mgmt

3
Approve Hughes Split-Off
For
For

Mgmt

4
Approve GM/News Stock Sale
For
For

Mgmt

5
Approve News Stock Acquisition
For
For

Mgmt

6
Amend Articles
For
For

Mgmt


05/18/04 - A
Guidant Corp. *GDT*
401698105
03/11/04
61,100

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Maurice A. Cox, Jr. ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Nancy-Ann Min DeParle -
-- Withhold





1.3
Elect Director Ronald W. Dollens ---
Withhold





1.4
Elect Director Enrique C. Falla ---
Withhold





1.5
Elect Director Kristina M. Johnson,
Ph.D. --- Withhold





2
Ratify Auditors
For
For

Mgmt

3
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.



05/19/04 - A
Halliburton Co. *HAL*
406216101
03/22/04
46,900

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Robert L. Crandall ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Kenneth T. Derr ---
Withhold





1.3
Elect Director Charles J. DiBona ---
Withhold





1.4
Elect Director W. R. Howell --- Withhold





1.5
Elect Director Ray L. Hunt --- Withhold





1.6
Elect Director David J. Lesar ---
Withhold





1.7
Elect Director Aylwin B. Lewis ---
Withhold





1.8
Elect Director J. Landis Martin ---
Withhold





1.9
Elect Director Jay A. Precourt ---
Withhold





1.10
Elect Director Debra L. Reed ---
Withhold





1.11
Elect Director C. J. Silas --- Withhold





2
Increase Authorized Common Stock
For
For

Mgmt

Requested increase is above the established 100%
threshold. (1,A,8)


3
Review/Report on Operations in Iran
Against
Abstain

ShrHoldr

4
Require Affirmative Vote of a Majority of the Shares to Elect Directors
Against
Against

ShrHoldr

5
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


03/17/04 - A
Hewlett-Packard Co. *HPQ*
428236103
01/20/04
378,300

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director L.T. Babbio, Jr. ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance. We also recommend that shareholders WITHHOLD votes from Sanford M.
Litvack for poor attendance.


1.2
Elect Director P.C. Dunn --- Withhold





1.3
Elect Director C.S. Fiorina --- Withhold





1.4
Elect Director R.A. Hackborn ---
Withhold





1.5
Elect Director G.A. Keyworth II ---
Withhold





1.6
Elect Director R.E. Knowling, Jr. ---
Withhold





1.7
Elect Director S.M. Litvack --- Withhold





1.8
Elect Director R.L. Ryan --- Withhold





1.9
Elect Director L.S. Salhany --- Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt

4
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.



05/20/04 - A
Host Marriott Corp. *HMT*
44107P104
03/30/04
379,300

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Richard E. Marriott ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Christopher J. Nassetta --
- Withhold





1.3
Elect Director John B. Morse, Jr. ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Declassify the Board of Directors
For
For

Mgmt


12/15/03 - A
IDT Corp. *IDT.C*
448947309
10/20/03
600

1
Elect Directors
For
Split

Mgmt

1.1
Elect Director Moshe Kaganoff --- For





We recommend a vote FOR the directors with the exception of Jack F. Kemp, from whom we recommend shareholders WITHHOLD votes for poor attendance.


1.2
Elect Director James S. Gilmore, III ---
For





1.3
Elect Director Jack F. Kemp ---
Withhold





1.4
Elect Director Admiral William A.
Owens --- For





2
Amend Omnibus Stock Plan
For
Against

Mgmt

Please see the section below entitled 'Multiple Plan
Notes' for a further discussion of this and other plans.
        Vote Recommendation        The total cost of the
company's plans of 13.89 percent is above the allowable cap for this company of 12.45 percent.


3
Approve Employee Stock Purchase
Plan
For
For

Mgmt

Offering period may be greater than 12 months.


4
Approve Stock Award to Executive
For
For

Mgmt

5
Ratify Auditors
For
For

Mgmt


05/19/04 - A
Intel Corp. *INTC*
458140100
03/22/04
193,200

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Craig R. Barrett ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Charlene Barshefsky ---
Withhold





1.3
Elect Director E. John P. Browne ---
Withhold





1.4
Elect Director Andrew S. Grove ---
Withhold





1.5
Elect Director D. James Guzy ---
Withhold





1.6
Elect Director Reed E. Hundt ---
Withhold





1.7
Elect Director Paul S. Otellini ---
Withhold





1.8
Elect Director David S. Pottruck ---
Withhold





1.9
Elect Director Jane E. Shaw ---
Withhold





1.10
Elect Director John L. Thornton ---
Withhold





1.11
Elect Director David B. Yoffie ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt

4
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.


5
Limit/Prohibit Awards to Executives
Against
Abstain

ShrHoldr

6
Performance- Based/Indexed Options
Against
Abstain

ShrHoldr


04/27/04 - A
International Business
Machines Corp. *IBM*
459200101
02/27/04
120,500

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Ratify Auditors for the Company's
Business Consulting Services Unit
For
For

Mgmt

4
Approve Executive Incentive Bonus
Plan
For
For

Mgmt

5
Provide for Cumulative Voting
Against
Against

ShrHoldr

6
Amend Pension and Retirement
Medical Insurance Plans
Against
Against

ShrHoldr

7
Submit Executive Compensation to
Vote
Against
Against

ShrHoldr

8
Expense Stock Options
Against
Against

ShrHoldr

9
Limit Awards to Executives
Against
Against

ShrHoldr

10
China Principles
Against
Against

ShrHoldr

11
Report on Political
Contributions/Activities
Against
Against

ShrHoldr

12
Report on Executive Compensation
Against
Against

ShrHoldr


05/25/04 - A
JP Morgan Chase & Co.
*JPM*
46625H100
04/02/04
173,200

1
Approve Merger Agreement
For
For

Mgmt

2
Elect Directors
For
Withhold

Mgmt

2.1
Elect Director Hans W. Becherer ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


2.2
Elect Director Frank A. Bennack, Jr. ---
Withhold





2.3
Elect Director John H. Biggs ---
Withhold





2.4
Elect Director Lawrence A. Bossidy ---
Withhold





2.5
Elect Director Ellen V. Futter ---
Withhold





2.6
Elect Director William H. Gray, III ---
Withhold





2.7
Elect Director William B. Harrison, Jr ---
Withhold





2.8
Elect Director Helene L. Kaplan ---
Withhold





2.9
Elect Director Lee R. Raymond ---
Withhold





2.10
Elect Director John R. Stafford ---
Withhold





3
Ratify Auditors
For
For

Mgmt

4
Amend Executive Incentive Bonus Plan
For
For

Mgmt

5
Adjourn Meeting
For
For

Mgmt

6
Establish Term Limits for Directors
Against
Against

ShrHoldr

7
Charitable Contributions
Against
Abstain

ShrHoldr

8
Political Contributions
Against
Abstain

ShrHoldr

9
Separate Chairman and CEO Positions
Against
Against

ShrHoldr

10
Provide Adequate Disclosure for over
the counter Derivatives
Against
Abstain

ShrHoldr

11
Auditor Independence
Against
Against

ShrHoldr

12
Submit Non-Employee Director
Compensation to Vote
Against
Against

ShrHoldr

13
Report on Pay Disparity
Against
Against

ShrHoldr


05/11/04 - A
Kinder Morgan, Inc. *KMI*
49455P101
03/12/04
48,000

1
Elect Directors
For
For

Mgmt

1.1
Elect Director Charles W. Battey --- For





1.2
Elect Director H. A. True, III --- For





1.3
Elect Director Fayez Sarofim --- For





2
Ratify Auditors
For
For

Mgmt

3
Amend Stock Option Plan
For
For

Mgmt

4
Prepare a Sustainability Report
Against
Abstain

ShrHoldr

5
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.



11/05/03 - A
KLA-Tencor Corp. *KLAC*
482480100
09/15/03
25,200

1.a
Elect Director H. Raymond Bingham
For
For

Mgmt

1.b
Elect Director Robert T. Bond
For
For

Mgmt

1.c
Elect Director Richard J. Elkus, Jr.
For
For

Mgmt

1.d
Elect Director Michael E. Marks
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt


06/09/04 - A
Liberty Media Corp. *L*
530718105
04/21/04
882,700

1
Elect Directors
For
For

Mgmt

2
Amend Executive Incentive Bonus Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


05/20/04 - A
MedImmune, Inc. *MEDI*
584699102
03/31/04
219,200

1
Elect Directors
For
For

Mgmt

2
Approve Omnibus Stock Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


04/23/04 - A
Merrill Lynch & Co., Inc.
*MER*
590188108
02/24/04
29,700

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Restore or Provide for Cumulative
Voting
Against
Against

ShrHoldr

4
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


11/11/03 - A
Microsoft Corp. *MSFT*
594918104
09/12/03
81,400

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director William H. Gates, III ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Steven A. Ballmer ---
Withhold





1.3
Elect Director James I. Cash, Jr., Ph.D.
--- Withhold





1.4
Elect Director Raymond V. Gilmartin ---
Withhold





1.5
Elect Director Ann McLaughlin
Korologos --- Withhold





1.6
Elect Director David F. Marquardt ---
Withhold





1.7
Elect Director Charles H. Noski ---
Withhold





1.8
Elect Director Dr. Helmut Panke ---
Withhold





1.9
Elect Director Wm. G. Reed, Jr. ---
Withhold





1.10
Elect Director Jon A. Shirley ---
Withhold





2
Amend Omnibus Stock Plan
For
For

Mgmt

3
Amend Non-Employee Director Stock
Option Plan
For
Against

Mgmt

NSOs may be granted at a discount.



Shareholder Proposal





4
Refrain from Giving Charitable
Contributions
Against
Abstain

ShrHoldr


01/29/04 - A
Monsanto Co. *MON*
61166W101
12/01/03
60,800

1
Elect Directors
For
For

Mgmt

1.1
Elect Director Frank V. Atlee III --- For





1.2
Elect Director Gwendolyn S. King ---
For





1.3
Elect Director Sharon R. Long, Ph.D. ---
For





2
Ratify Auditors
For
For

Mgmt

3
Amend Omnibus Stock Plan
For
For

Mgmt


Shareholder Proposals





4
Report on Impact of Genetically
Engineered Seed
Against
Abstain

ShrHoldr

5
Report on Export of Hazardous
Pesticides
Against
Abstain

ShrHoldr

6
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.



02/24/04 - A
Novartis AG
H5820Q150
02/04/04
208,624

1
Accept Financial Statements and
Statutory Reports
For
For

Mgmt

2
Approve Discharge of the Board and
Senior Management
For
For

Mgmt

3
Approve Allocation of Income and
Dividends of CHF 1.00 per Share
For
For

Mgmt

4
Approve Transfer of CHF 360.9 Million
from General Reserves to Free
Reserves
For
For

Mgmt

5
Approve CHF 12.1 Million Reduction in
Share Capital via Share Cancellation
For
For

Mgmt

6
Authorize Repurchase of up to Ten
Percent of Issued Share Capital
For
For

Mgmt

7
Amend Articles Re: Reduce Board
Terms from Four to Three Years
For
For

Mgmt

8.1
Approve Resignation of Walter Frehner
and Heini Lippuner
For
For

Mgmt

8
Elect Directors
For
For

Mgmt

9
Ratify PricewaterhouseCoopers AG as
Auditors
For
For

Mgmt


04/16/04 - A
Novellus Systems, Inc.
*NVLS*
670008101
02/17/04
34,700

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Provision of Non-Audit Services by
Independent Auditors
Against
Abstain

ShrHoldr

4
Limit Executive Compensation
Against
Against

ShrHoldr


12/09/03 - S
OfficeMax, Inc.
67622M108
11/03/03
241,800

1
Approve Merger Agreement
For
For

Mgmt


04/22/04 - A
Pfizer Inc. *PFE*
717081103
02/27/04
160,160

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Michael S. Brown ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director M. Anthony Burns ---
Withhold





1.3
Elect Director Robert N. Burt ---
Withhold





1.4
Elect Director W. Don Cornwell ---
Withhold





1.5
Elect Director William H. Gray III ---
Withhold





1.6
Elect Director Constance J. Horner ---
Withhold





1.7
Elect Director William R. Howell ---
Withhold





1.8
Elect Director Stanley O. Ikenberry ---
Withhold





1.9
Elect Director George A. Lorch ---
Withhold





1.10
Elect Director Henry A. Mckinnell ---
Withhold





1.11
Elect Director Dana G. Mead ---
Withhold





1.12
Elect Director Franklin D. Raines ---
Withhold





1.13
Elect Director Ruth J. Simmons ---
Withhold





1.14
Elect Director William C. Steere, Jr. ---
Withhold





1.15
Elect Director Jean-Paul Valles ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt

4
Report on Operational Impact of
HIV/AIDS, TB, and Malaria Pandemic
Against
Abstain

ShrHoldr

5
Cease Political Contributions/Activities
Against
Abstain

ShrHoldr

6
Report on Political
Contributions/Activities
Against
Abstain

ShrHoldr

7
Establish Term Limits for Directors
Against
Against

ShrHoldr

8
Report on Drug Pricing
Against
Against

ShrHoldr

9
Limit Awards to Executives
Against
Against

ShrHoldr

10
Amend Animal Testing Policy
Against
Abstain

ShrHoldr


04/21/04 - A
PG&E Corp. *PCG*
69331C108
02/23/04
64,900

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director David R. Andrews ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Leslie S. Biller ---
Withhold





1.3
Elect Director David A. Coulter ---
Withhold





1.4
Elect Director C. Lee Cox --- Withhold





1.5
Elect Director Robert D. Glynn, Jr. ---
Withhold





1.6
Elect Director David M. Lawrence, MD -
-- Withhold





1.7
Elect Director Mary S. Metz --- Withhold





1.8
Elect Director Barry Lawson Williams ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (2,C,1)


4
Submit Severance Agreement
(Change-in-Control) to Shareholder
Vote
Against
Against

ShrHoldr

5
Require Directors be a Link-Free
Directors
Against
Against

ShrHoldr

6
Adopt Radioactive Waste Policy
Against
Abstain

ShrHoldr

7
Separate Chairman and CEO Positions
Against
Against

ShrHoldr

8
Limit Executive Compensation
Against
Against

ShrHoldr


05/13/04 - A
Pioneer Natural Resources
Co. *PXD*
723787107
03/17/04
52,100

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt


04/27/04 - A
Praxair, Inc. *PX*
74005P104
03/01/04
65,300

1
Elect Directors
For
For

Mgmt

2
Amend Omnibus Stock Plan
For
For

Mgmt

3
Increase Authorized Common Stock
For
For

Mgmt

4
Approve Stockholder Protection Rights
Agreement
For
Abstain

Mgmt

The proposed pill does not have a two to three-year sunset provision, but the annual evaluation of the pill somewhat mitigates the risk that the pill continues to be in place when it is no longer in the best interest of shareholders. The majority vote threshold and the two-step process to rescind the pill in case of a qualifying offer restricts the shareholders' redemption ability.



05/18/04 - A
Province Healthcare Co.
*PRV*
743977100
03/23/04
50,600

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Martin S. Rash ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Joseph P. Nolan ---
Withhold





1.3
Elect Director Winfield C. Dunn ---
Withhold





1.4
Elect Director Paul J. Feldstein ---
Withhold





1.5
Elect Director David R. Klock ---
Withhold





1.6
Elect Director Michael P. Haley ---
Withhold





2
Ratify Auditors
For
For

Mgmt


06/08/04 - A
Prudential Financial Inc
*PRU*
744320102
04/12/04
109,300

1
Elect Directors
For
For

Mgmt

1.1
Elect Director Arthur F. Ryan --- For





1.2
Elect Director Gaston Caperton --- For





1.3
Elect Director Gilbert F. Casellas --- For





1.4
Elect Director Karl J. Krapek --- For





1.5
Elect Director Ida F.S. Schmertz --- For





2
Ratify Auditors
For
For

Mgmt

3
Cease Charitable Contributions
Against
Abstain

ShrHoldr

4
Declassify the Board of Directors
Against
For

ShrHoldr

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. (2,B,1)



03/02/04 - A
QUALCOMM Inc. *QCOM*
747525103
01/02/04
16,300

1
Elect Directors
For
For

Mgmt

1.1
Elect Director Adelia A. Coffman --- For





1.2
Elect Director Raymond V. Dittamore ---
For





1.3
Elect Director Irwin Mark Jacobs --- For





1.4
Elect Director Richard Sulpizio --- For





2
Amend Stock Option Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt

4
Declassify the Board of Directors
Against
For

ShrHoldr

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. (2,B,1)



12/16/03 - A
Qwest Communications
International Inc. *Q*
749121109
10/27/03
410,700

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Philip F. Anschutz ---
Withhold





We recommend that shareholders WITHHOLD votes because of poor long-term company performance.


1.2
Elect Director Richard C. Notebaert ---
Withhold





1.3
Elect Director Frank F. Popoff ---
Withhold





2
Amend Employee Stock Purchase Plan
For
Against

Mgmt

Offering period is greater than 12 months. (1, C, 1)



Shareholder Proposals





3
Exclude Pension Credits from Net
Income When Determining Executive
Compensation
For
For

ShrHoldr

4
Declassify the Board of Directors
For
For

ShrHoldr

5
Submit Severance Agreement
(Change-in-Control) to Shareholder
Vote
For
Abstain

ShrHoldr

Oppenheimer normally votes AGAINST these proposals, however Management is voting FOR in this rare case so it may warrant further review.


6
Require Majority of Independent
Directors on Board
Against
For

ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders.
(2,B,2)


7
Performance- Based/Indexed Options
Against
Against

ShrHoldr

8
Performance- Based/Indexed Options
Against
For

ShrHoldr

Given that this proposal does not specify a fixed percentage of options to be awarded as performance-based compensation, we believe that it does not place undue restrictions on the company's compensation committee as opposed to Item 7.


9
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.



05/05/04 - A
Raytheon Co. *RTN*
755111507
03/08/04
137,500

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director John M. Deutch ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Michael C. Ruettgers ---
Withhold





1.3
Elect Director William R. Spivey ---
Withhold





1.4
Elect Director William H. Swanson ---
Withhold





1.5
Elect Director Linda G. Stuntz ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Develop Ethical Criteria for Military
Contracts
Against
Abstain

ShrHoldr

4
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (2,C,1)


5
Declassify the Board of Directors
Against
For

ShrHoldr

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. (2,B,1)


6
Implement MacBride Principles
Against
Abstain

ShrHoldr

7
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.


8
Submit Executive Pension Benefit to
Vote
Against
Against

ShrHoldr

9
Limit Executive Compensation
Against
Abstain

ShrHoldr


07/31/03 - A
* Red Hat, Inc. *RHAT*
756577102
06/02/03
62,329

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt


04/27/04 - A
Schering-Plough Corp.
*SGP*
806605101
03/05/04
198,600

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Fred Hassan --- Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Philip Leder, M.D. ---
Withhold





1.3
Elect Director Eugene R. McGrath ---
Withhold





1.4
Elect Director Richard de J. Osborne ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Executive Incentive Bonus
Plan
For
For

Mgmt


05/13/04 - A
Sears, Roebuck & Co. *S*
812387108
03/15/04
161,100

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director William L. Bax ---
Withhold





        We recommend that shareholders WITHHOLD
votes from all the nominees because of poor long-term company performance. We also recommend that shareholders WITHHOLD votes from insider Alan
J. Lacy, and independent outsiders Hugh B. Price and Donald J. Carty for failure to implement the board declassification proposal.


1.2
Elect Director Donald J. Carty ---
Withhold





1.3
Elect Director Alan J. Lacy --- Withhold





1.4
Elect Director Hugh B. Price ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Declassify the Board of Directors
Against
For

ShrHoldr

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. (2,B,1)


4
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (2,C,1)


5
Establish Other Board Committee
Against
For

ShrHoldr

Since the underlying purpose of this proposal is to provide an effective communication mechanism between the company's shareholders and its board, we believe it to be in the best interest of the shareholders. As such, this proposal warrants a shareholder approval.



05/04/04 - A
Sempra Energy *SRE*
816851109
03/09/04
58,800

1
Elect Directors
For
For

Mgmt

2
Approve Omnibus Stock Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt

4
Declassify the Board of Directors
Against
For

ShrHoldr

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. (2,B,1)


5
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.


6
Prohibit Auditor from Providing Non-
Audit Services
Against
Against

ShrHoldr

7
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


07/26/03 - A
* Singapore Airlines Limited
V80178110
None
139,400

1
Adopt Financial Statements and
Directors' and Auditors' Reports
For
For

Mgmt

2
Declare Final Dividend of SGD 0.09 Per
Share
For
For

Mgmt

3
Elect Brian Pitman as Director
For
For

Mgmt

4a
Reelect Fock Siew Wah as Director
For
For

Mgmt

4b
Reelect Ho Kwon Ping as Director
For
For

Mgmt

5
Reelect Chew Choon Seng as Director
For
For

Mgmt

6
Reappoint Ernst & Young as Auditors
and Authorize Board to Fix Their
Remuneration
For
For

Mgmt

7
Approve Directors' Fees of SGD
571,000 for the Year Ended Mar. 31,
2003
For
For

Mgmt

8
Other Business (Voting)
For
For

Mgmt


07/26/03 - S
* Singapore Airlines Limited
V80178110
None
139,400

1
Amend Articles of Association
For
For

Mgmt

2
Approve Issuance of Shares without
Preemptive Rights
For
For

Mgmt

3
Authorize Share Repurchase Program
For
For

Mgmt

4
Amend Employee Share Option Plan
For
For

Mgmt

5
Approve Mandate for Transactions with
Related Parties
For
For

Mgmt


04/20/04 - A
SunTrust Banks, Inc. *STI*
867914103
02/20/04
47,300

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director J. Hicks Lanier ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Larry L. Prince ---
Withhold





1.3
Elect Director Frank S. Royal, M.D. ---
Withhold





1.4
Elect Director Robert M. Beall, II ---
Withhold





1.5
Elect Director Jeffrey C. Crowe ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt


05/04/04 -
A/S
Talisman Energy Inc. *TLM.*
87425E103
03/18/04
68,300

1
Elect Douglas D. Baldwin, James W.
Buckee, Kevin S. Dunne, Al L. Flood,
Dale G. Parker, Lawrence G. Tapp,
Stella M. Thompson, Robert G. Welty,
Charles W. Wilson as Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Approve 3:1 Stock Split
For
For

Mgmt


05/20/04 - A
Teva Pharmaceutical
Industries
881624209
04/15/04
58,100


Meeting for Holders of ADRs





1
TO RECEIVE AND DISCUSS THE
COMPANY S CONSOLIDATED
BALANCE SHEET AS OF DECEMBER
31, 2003 AND THE CONSOLIDATED
STATEMENTS.
For
For

Mgmt

2
TO APPROVE THE BOARD OF
DIRECTORS RECOMMENDATION
THAT THE CASH DIVIDEND FOR THE
YEAR ENDED DECEMBER 31, 2003,
WHICH WAS PAID IN FOUR
INSTALLMENTS AND AGGREGATED
NIS 1.44 (APPROXIMATELY
US$0.322) PER ORDINARY SHARE,
BE DECLARED FINAL.
For
Against

Mgmt

No code. Based on the company's long-term shareholder-unfriendly dividend allocation policy, this item is not supportable.


3
TO ELECT ABRAHAM E. COHEN TO
SERVE FOR A THREE-YEAR TERM.
For
For

Mgmt

4
TO ELECT LESLIE DAN TO SERVE
FOR A THREE-YEAR TERM.
For
For

Mgmt

5
TO ELECT PROF. MEIR HETH TO
SERVE FOR A THREE-YEAR TERM.
For
For

Mgmt

6
TO ELECT PROF. MOSHE MANY TO
SERVE FOR A THREE-YEAR TERM.
For
For

Mgmt

7
TO ELECT DOV SHAFIR TO SERVE
FOR A THREE-YEAR TERM.
For
For

Mgmt

8
TO APPROVE THE PURCHASE OF
DIRECTOR S AND OFFICER S
LIABILITY INSURANCE FOR THE
DIRECTORS AND OFFICERS OF THE
COMPANY.
For
For

Mgmt

9
Ratify Auditors
For
For

Mgmt


04/28/04 - A
The AES Corp. *AES*
00130H105
03/03/04
441,200

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Richard Darman ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Alice F. Emerson ---
Withhold





1.3
Elect Director Paul T. Hanrahan ---
Withhold





1.4
Elect Director Kristina M. Johnson ---
Withhold





1.5
Elect Director John A. Koskinen ---
Withhold





1.6
Elect Director Philip Lader --- Withhold





1.7
Elect Director John H. McArthur ---
Withhold





1.8
Elect Director Sandra O. Moose ---
Withhold





1.9
Elect Director Philip A. Odeen ---
Withhold





1.10
Elect Director Charles O. Rossotti ---
Withhold





1.11
Elect Director Sven Sandstrom ---
Withhold





1.12
Elect Director Roger W. Sant ---
Withhold





2
Ratify Auditors
For
For

Mgmt


04/13/04 - A
The Bank Of New York Co.,
Inc. *BK*
064057102
02/23/04
101,800

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Frank J. Biondi, Jr. ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Nicholas M. Donofrio ---
Withhold





1.3
Elect Director Alan R. Griffith ---
Withhold





1.4
Elect Director Gerald L. Hassell ---
Withhold





1.5
Elect Director Richard J. Kogan ---
Withhold





1.6
Elect Director Michael J. Kowalski ---
Withhold





1.7
Elect Director John A. Luke, Jr. ---
Withhold





1.8
Elect Director John C. Malone ---
Withhold





1.9
Elect Director Paul Myners, CBE ---
Withhold





1.10
Elect Director Robert C. Pozen ---
Withhold





1.11
Elect Director Catherine A. Rein ---
Withhold





1.12
Elect Director Thomas A. Renyi ---
Withhold





1.13
Elect Director William C. Richardson ---
Withhold





1.14
Elect Director Brian L. Roberts ---
Withhold





1.15
Elect Director Samuel C. Scott III ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Amend Executive Incentive Bonus Plan
For
For

Mgmt

4
Report on Political Contributions
Against
Abstain

ShrHoldr

5
Limit Executive Compensation
Against
Against

ShrHoldr

6
Limit Composition of Committee to
Independent Directors
Against
Against

ShrHoldr

7
Submit Shareholder Rights Plan
(Poison Pill) to Shareholder Vote
Against
For

ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.



05/03/04 - A
The Boeing Co. *BA*
097023105
03/05/04
44,000

1
Elect Directors
For
Split

Mgmt

1.1
Elect Director John H. Biggs ---
Withhold





We recommend a vote FOR the directors with the exceptions of Rozanne L. Ridgway, John E. Bryson, and John H. Biggs. We recommend that shareholders
WITHHOLD votes from Rozanne L. Ridgway, John E.
Bryson, and John H. Biggs for failure to implement the board declassification and removal of the supermajority vote provision proposals.


1.2
Elect Director John E. Bryson ---
Withhold





1.3
Elect Director Linda Z. Cook --- For





1.4
Elect Director Rozanne L. Ridgway ---
Withhold





2
Reduce Supermajority Vote
Requirement
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt

4
Develop Ethical Criteria for Military
Contracts
Against
Abstain

ShrHoldr

5
Adopt Amended Workplace Code of
Conduct
Against
Abstain

ShrHoldr

6
Declassify the Board of Directors
Against
For

ShrHoldr

A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. (2,B,1)


7
Amend Vote Requirements to Amend
Articles/Bylaws/Charter
Against
For

ShrHoldr

As a matter of policy, we recommend that shareholders vote for all proposals that eliminate supermajority vote requirements, as they serve as entrenchment devices for management and therefore are not in the shareholders' best interest.


8
Submit Severance Agreement
(Change-in-Control) to Shareholder
Vote
Against
Against

ShrHoldr

9
Adopt a Policy that will Commit
Executive & Directors to Hold at least
75% of their Shares
Against
Abstain

ShrHoldr

10
Provide Employees Choice of Pension
Plans at Retirement or Termination
Against
Abstain

ShrHoldr


05/07/04 - A
The Brinks Company *BCO*
109696104
03/15/04
83,700

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director James R. Barker ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director James L. Broadhead ---
Withhold





1.3
Elect Director Gerald Grinstein ---
Withhold





1.4
Elect Director Ronald L. Turner ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Amend Employee Stock Purchase Plan
For
For

Mgmt

4
Amend Retirement Plan
For
For

Mgmt


04/27/04 - A
The Chubb Corp. *CB*
171232101
03/08/04
56,600

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Zoe Baird --- Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Sheila P. Burke ---
Withhold





1.3
Elect Director James I. Cash, Jr. ---
Withhold





1.4
Elect Director Joel J. Cohen ---
Withhold





1.5
Elect Director James M. Cornelius ---
Withhold





1.6
Elect Director John D. Finnegan ---
Withhold





1.7
Elect Director David H. Hoag ---
Withhold





1.8
Elect Director Klaus J. Mangold ---
Withhold





1.9
Elect Director Sir David G. Scholey,
CBE --- Withhold





1.10
Elect Director Raymond G. H. Seitz ---
Withhold





1.11
Elect Director Lawrence M. Small ---
Withhold





1.12
Elect Director Daniel E. Somers ---
Withhold





1.13
Elect Director Karen Hastie Williams ---
Withhold





1.14
Elect Director James M. Zimmerman ---
Withhold





1.15
Elect Director Alfred W. Zollar ---
Withhold





2
Approve Omnibus Stock Plan
For
For

Mgmt

3
Approve Non-Employee Director
Omnibus Stock Plan
For
For

Mgmt

4
Ratify Auditors
For
For

Mgmt

5
Report on Political
Contributions/Activities
Against
Abstain

ShrHoldr


05/13/04 - A
The Dow Chemical Company
*DOW*
260543103
03/15/04
83,100

1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Declassify the Board of Directors
For
For

Mgmt

4
Report on Social Initiatives in Bhopal
Against
Abstain

ShrHoldr


11/05/03 - A
The Estee Lauder
Companies Inc. *EL*
518439104
09/12/03
65,500

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Irvine O. Hockaday, Jr. ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Fred H. Langhammer ---
Withhold





1.3
Elect Director Rose Marie Bravo ---
Withhold





2
Approve Executive Incentive Bonus
Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


05/12/04 - A
The Gap, Inc. *GPS*
364760108
03/15/04
147,400

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Howard Behar ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Adrian D.P. Bellamy ---
Withhold





1.3
Elect Director Donald G. Fisher ---
Withhold





1.4
Elect Director Doris F. Fisher ---
Withhold





1.5
Elect Director Robert J. Fisher ---
Withhold





1.6
Elect Director Glenda A. Hatchett ---
Withhold





1.7
Elect Director Penelope L. Hughes ---
Withhold





1.8
Elect Director Bob L. Martin --- Withhold





1.9
Elect Director Jorge P. Montoya ---
Withhold





1.10
Elect Director Paul S. Pressler ---
Withhold





1.11
Elect Director James M. Schneider ---
Withhold





1.12
Elect Director Mayo A. Shattuck III ---
Withhold





1.13
Elect Director Margaret C. Whitman ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Approve Executive Incentive Bonus
Plan
For
For

Mgmt

4
Limit Executive Compensation
Against
Abstain

ShrHoldr


06/03/04 - A
The Houston Exploration Co.
*THX*
442120101
04/14/04
21,600

1
Elect Directors
For
Split

Mgmt

1.1
Elect Director Robert B. Catell ---
Withhold





We recommend that shareholders WITHHOLD votes from Robert J. Fani for standing as an insider on the Nominating Committee. We also recommend that shareholders WITHHOLD votes from Robert B. Catell for standing as an insider on the Compensation
Committee.


1.2
Elect Director John U. Clarke --- For





1.3
Elect Director David G. Elkins --- For





1.4
Elect Director Robert J. Fani ---
Withhold





1.5
Elect Director William G. Hargett --- For





1.6
Elect Director Harold R. Logan, Jr. ---
For





1.7
Elect Director Gerald Luterman --- For





1.8
Elect Director Stephen W. McKessy ---
For





1.9
Elect Director H. Neil Nichols --- For





1.10
Elect Director Donald C. Vaughn --- For





2
Approve Omnibus Stock Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt


04/12/04 - S
The Titan Corp. *TTN*
888266103
02/09/04
103,100

1
Approve Merger Agreement
For
For

Mgmt

2
Adjourn Meeting
For
For

Mgmt


03/25/04 - A
Tyco International Ltd. *TYC*
902124106
03/25/04
87,300


Meeting for Holders of ADRs





1
Elect Directors
For
For

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
ADOPTION OF THE AMENDED AND
RESTATED BYE-LAWS.
For
For

Mgmt

4
APPROVAL OF TYCO 2004 STOCK
AND INCENTIVE PLAN.
For
For

Mgmt

5
SHAREHOLDER PROPOSAL
REGARDING ENVIRONMENTAL
REPORTING.
For
For

ShrHoldr

6
SHAREHOLDER PROPOSAL TO
CHANGE TYCO S JURISDICTION OF
INCORPORATION FROM BERMUDA
TO A U.S. STATE.
Against
Against

ShrHoldr

7
SHAREHOLDER PROPOSAL ON
COMMON SENSE EXECUTIVE
COMPENSATION.
Against
Against

ShrHoldr


02/06/04 - A
Tyson Foods, Inc. *TSN*
902494103
12/23/03
347,000

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Don Tyson --- Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director John Tyson --- Withhold





1.3
Elect Director Leland E. Tollett ---
Withhold





1.4
Elect Director Barbara A. Tyson ---
Withhold





1.5
Elect Director Lloyd V. Hackley ---
Withhold





1.6
Elect Director Jim Kever --- Withhold





1.7
Elect Director David A. Jones ---
Withhold





1.8
Elect Director Richard L. Bond ---
Withhold





1.9
Elect Director Jo Ann R. Smith ---
Withhold





2
Amend Omnibus Stock Plan
For
For

Mgmt

3
Approve Employee Stock Purchase
Plan
For
Against

Mgmt

Offering period could be greater than 12 months.


4
Ratify Auditors
For
For

Mgmt


Shareholder Proposals





5
Remove Supervoting Rights for Class B
Common Stock
Against
For

ShrHoldr

We support the elimination of dual-class capital structures with unequal voting rights, which can create impediments to a takeover and cause shareholders' voting rights to be disproportionate to their economic investment in a company. Therefore, we believe this amendment warrants shareholder support.


6
Separate Chairman and CEO Positions
Against
Against

ShrHoldr


04/20/04 - A
U.S. Bancorp *USB*
902973304
02/26/04
120,800

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Victoria Buyniski
Gluckman --- Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Arthur D. Collins, Jr. ---
Withhold





1.3
Elect Director Jerry W. Levin ---
Withhold





1.4
Elect Director Thomas E. Petry ---
Withhold





1.5
Elect Director Richard G. Reiten ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Limit Executive Compensation
Against
Against

ShrHoldr

4
Submit Executive Compensation to
Vote
Against
For

ShrHoldr

5
Amend Vote Requirements to Amend
Articles/Bylaws/Charter
Against
For

ShrHoldr

Supermajority vote requirements generally serve to lock in provisions that are harmful to shareholders.
Requiring approval of more than a simple majority of the voting shares may entrench management by preventing actions that may benefit shareholders,such as precluding proxy contests and potential takeover bids. As a result, we believe that this proposal warrants shareholder support.



04/15/04 - A
Ubs Ag
H8920M855
None
29,427

1
Accept Financial Statements and
Statutory Reports
For
For

Mgmt

2
Approve Allocation of Income and
Dividends of CHF 2.60 per Share
For
For

Mgmt

3
Approve Discharge of Board and Senior
Management
For
For

Mgmt

4
Elect Directors
For
For

Mgmt

4.3
Ratify Ernst and Young as Auditors
For
For

Mgmt

5.1
Approve CHF 47.6 Million Reduction in
Share Capital via Cancellation of
Shares
For
For

Mgmt

5.2
Authorize Repurchase of Issued Share
Capital
For
For

Mgmt


04/15/04 - A
Ubs Ag
H8920M855
03/10/04
29,427


Meeting for Holders of ADRs





1
ANNUAL REPORT, GROUP AND
PARENT COMPANY ACCOUNTS FOR
2003. REPORTS OF THE GROUP
AND STATUTORY AUDITORS
For
For

Mgmt

2
APPROPRIATION OF RETAINED
EARNINGS. DIVIDEND FOR
FINANCIAL YEAR 2003
For
For

Mgmt

3
DISCHARGE OF THE MEMBERS OF
THE BOARD OF DIRECTORS AND
THE GROUP EXECUTIVE BOARD
For
For

Mgmt

4
RE-ELECTION OF BOARD MEMBER:
SIR PETER DAVIS
For
For

Mgmt

5
ELECTION OF NEW BOARD
MEMBER: STEPHAN HAERINGER
For
For

Mgmt

6
ELECTION OF NEW BOARD
MEMBER: HELMUT PANKE
For
For

Mgmt

7
ELECTION OF NEW BOARD
MEMBER: PETER SPUHLER
For
For

Mgmt

8
RE-ELECTION OF GROUP AND
STATUTORY AUDITORS ERNST &
YOUNG LTD., BASEL
For
For

Mgmt

9
CAPITAL REDUCTION:
CANCELLATION OF SHARES
REPURCHASED UNDER THE
2003/2004 SHARE BUYBACK
PROGRAM AND RESPECTIVE
AMENDMENT OF ARTICLE 4 OF THE
ARTICLES OF ASSOCIATION
For
For

Mgmt

10
CAPITAL REDUCTION: APPROVAL
OF A NEW 2004/2005 SHARE
BUYBACK PROGRAM
For
For

Mgmt

11
IN CASE OF AD-HOC
SHAREHOLDERS MOTIONS DURING
THE ANNUAL GENERAL MEETING,
I/WE AUTHORIZE MY/OUR PROXY
TO VOTE IN ACCORDANCE WITH
THE BOARD OF DIRECTORS
For
For

Mgmt


05/12/04 - A
Unilever N.V.
904784709
03/24/04
33,900


Meeting for Holders of ADRs





1
ADOPTION OF THE ANNUAL
ACCOUNTS AND APPROPRIATION
OF THE PROFIT FOR THE 2003
FINANCIAL YEAR.
For
For

Mgmt

2
DISCHARGE OF THE MEMBERS OF
THE BOARD OF DIRECTORS.
For
For

Mgmt

3
CORPORATE GOVERNANCE AND
ALTERATIONS TO THE ARTICLES OF
ASSOCIATION.
For
For

Mgmt

4
Elect Directors
For
For

Mgmt

5
REMUNERATION OF NON-
EXECUTIVE DIRECTORS.
For
For

Mgmt

6
Ratify Auditors
For
For

Mgmt

7
DESIGNATION, IN ACCORDANCE
WITH ARTICLES 96 AND 96A OF
BOOK 2 OF THE NETHERLANDS
CIVIL CODE, OF THE BOARD OF
DIRECTORS AS THE COMPANY
BODY AUTHORIZED IN RESPECT OF
THE ISSUE OF SHARES IN THE
COMPANY.
For
Against

Mgmt

No code. Excessive dilution of 64.8%


8
AUTHORIZATION, IN ACCORDANCE
WITH ARTICLE 98 OF BOOK 2 OF
THE NETHERLANDS CIVIL CODE, OF
THE BOARD OF DIRECTORS TO
PURCHASE SHARES IN THE
COMPANY AND DEPOSITARY
RECEIPTS THEREFOR.
For
For

Mgmt

9
AUTHORIZATION, IN ACCORDANCE
WITH ARTICLE 119 OF BOOK 2 OF
THE NETHERLANDS CIVIL CODE, OF
THE BOARD OF DIRECTORS TO
DETERMINE A REGISTRATION TIME
FOR THE EXERCISE OF THE RIGHTS
TO ATTEND THE GENERAL
MEETING AND TO VOTE THEREAT.
For
For

Mgmt


12/17/03 - S
UnitedGlobal.com Inc
*UCOMA*
913247508
11/14/03
82,103

1
Issue Shares in Connection with an
Acquisition
For
For

Mgmt

2
Amend Omnibus Stock Plan
For
Against

Mgmt

The total cost of the company's plans of 13.88 percent is above the allowable cap for this company of 9.89 percent.



02/11/04 - S
UnitedGlobal.com Inc
*UCOMA*
913247508
01/21/04
66,749

1
Amend Stock Option Plan
For
Against

Mgmt

The total cost of the company's plans of 13.88 percent is above the allowable cap for this company of 9.89 percent. Additionally, the proposed amendments would give the plan administrator blanket discretion to make any adjustment to the outstanding shares, including repricing underwater stock options without shareholder approval.



05/13/04 - A
UnumProvident Corporation
*UNM*
91529Y106
03/26/04
134,700

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Ronald E. Goldsberry ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Hugh O. Maclellan, Jr. ---
Withhold





1.3
Elect Director C. William Pollard ---
Withhold





1.4
Elect Director John W. Rowe ---
Withhold





2
Approve Executive Incentive Bonus
Plan
For
For

Mgmt

3
Amend Employee Stock Purchase Plan
For
For

Mgmt

4
Ratify Auditors
For
For

Mgmt

5
Require Affirmative Vote of the Majority of the Shares to Elect Directors
Against
Against

ShrHoldr

6
Establish Other Board Committee
Against
For

ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors.
While the company complies with existing SEC and NYSE rules on this matter, it appears that the corporate secretary, who is an employee of the company, plays an important role in conveying such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the corporate secretary. Also, the company has a classified board, which insulates directors from shareholder communications because shareholders are not able to register aggregate support or dissatisfaction with all directors on an annual basis. We recommend in favor of the proposal.



05/19/04 - A
Viacom Inc. *VIA*
925524308
03/22/04
161,200

1
Elect Directors
For
Split

Mgmt

1.1
Elect Director George S. Abrams --- For





We recommend that shareholders WITHHOLD votes from Sumner M. Redstone and Shari Redstone for standing as insiders on the Nominating Committee.


1.2
Elect Director David R. Andelman ---
For





1.3
Elect Director Joseph A. Califano, Jr. ---
For





1.4
Elect Director William S. Cohen --- For





1.5
Elect Director Philippe P. Dauman ---
For





1.6
Elect Director Alan C. Greenberg --- For





1.7
Elect Director Mel Karmazin --- For





1.8
Elect Director Jan Leschly --- For





1.9
Elect Director David T. McLaughlin ---
For





1.10
Elect Director Shari Redstone ---
Withhold





1.11
Elect Director Sumner M. Redstone ---
Withhold





1.12
Elect Director Frederic V. Salerno ---
For





1.13
Elect Director William Schwartz --- For





1.14
Elect Director Patty Stonesifer --- For





1.15
Elect Director Robert D. Walter --- For





2
Ratify Auditors
For
For

Mgmt

3
Approve Omnibus Stock Plan
For
For

Mgmt

4
Amend Non-Employee Director Stock
Option Plan
For
For

Mgmt


05/17/04 - A
Watson Pharmaceuticals,
Inc. *WPI*
942683103
03/19/04
61,100

1
Elect Directors
For
Withhold

Mgmt

1.1
Elect Director Allen Chao, Ph.D. ---
Withhold





We recommend that shareholders WITHHOLD votes from all the nominees because of poor long-term company performance.


1.2
Elect Director Michel J. Feldman ---
Withhold





1.3
Elect Director Fred G. Weiss ---
Withhold





2
Ratify Auditors
For
For

Mgmt

3
Review Executive Compensation
Against
Abstain

ShrHoldr


05/20/04 - A
WCI COMMUNITIES INC
*WCI*
92923C104
03/26/04
1,909

1
Elect Directors
For
Split

Mgmt

1.1
Elect Director F. Philip Handy ---
Withhold





1.2
Elect Director Jerry L. Starkey --- For





1.3
Elect Director Kathleen M. Shanahan ---
For





2
Amend Omnibus Stock Plan
For
For

Mgmt


04/27/04 - A
Wells Fargo & Company
*WFC*
949746101
03/09/04
39,900

1
Elect Directors
For
For

Mgmt

2
Approve Retirement Plan
For
For

Mgmt

3
Ratify Auditors
For
For

Mgmt

4
Expense Stock Options
Against
For

ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse. Moreover, this proposal received majority support at last year's meeting.


5
Limit Executive Compensation
Against
Against

ShrHoldr

6
Link Executive Compensation to Social
Issues
Against
Against

ShrHoldr

7
Report on Political
Contributions/Activities
Against
Abstain

ShrHoldr


04/22/04 - A
Wyeth *WYE*
983024100
03/12/04
104,600

1
Elect Directors
For
Withhold

Mgmt

2
Ratify Auditors
For
For

Mgmt

3
Report on Drug Pricing
Against
Abstain

ShrHoldr

4
Amend Animal Testing Policy
Against
Abstain

ShrHoldr


06/24/04 - A
YUKOS OIL
98849W108
05/27/04
40,334


Meeting for Holders of ADRs





1
APPROVAL OF THE ANNUAL
REPORT OF YUKOS OIL COMPANY
FOR 2003.
For
For

Mgmt

2
APPROVAL OF THE ANNUAL
ACCOUNTING REPORTS,
INCLUDING THE PROFIT AND LOSS
ACCOUNT, OF YUKOS OIL
COMPANY FOR FY 2003.
For
For

Mgmt

3
APPROVAL OF DISTRIBUTION OF
PROFIT OF YUKOS OIL COMPANY
FOR FY 2003, INCLUDING PAYMENT
OF DIVIDEND ON COMMON SHARES
OF YUKOS OIL COMPANY, AND OF
LOSSES FOR FY 2003.
For
For

Mgmt

4
ELECTION OF THE BOARD OF
DIRECTORS OF YUKOS OIL
COMPANY.
For
For

Mgmt

5
ELECTION OF MURASHOVA
ANTONINA B. TO THE AUDITING
COMMISSION OF YUKOS OIL
COMPANY.
For
For

Mgmt

6
ELECTION OF BRITKOVA ELENA V.
TO THE AUDITING COMMISSION OF
YUKOS OIL COMPANY.
For
For

Mgmt

7
ELECTION OF SERZHANOVA
MARGARITA O. TO THE AUDITING
COMMISSION OF YUKOS OIL
COMPANY.
For
For

Mgmt

8
APPROVAL OF THE AUDITOR OF
YUKOS OIL COMPANY FOR 2004.
For
For

Mgmt

9
APPROVAL OF THE TOTAL AMOUNT
OF REMUNERATION AND
REIMBURSEMENTS OF DIRECTORS
OF YUKOS OIL COMPANY FOR THE
PERIOD 2004-2005.
For
For

Mgmt








Page 1
Mgmt Rec - Company Management Recommended Vote
* - Exception Vote